UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2004

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-31305	22-3802649

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000

(Address of Principal Executive Offices)	(Zip Code)
(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 5. Other Events

The following unaudited interim financial statements are being filed in connection with Foster Wheeler Ltd.’s proposed exchange offer and the related registration statements on Form S-4 (No. 333-107054) and S-2 (No. 333-114400).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: May 24, 2004	By:	/s/ Lisa Fries Gardner

Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Condensed Consolidated Financial Statements for Foster Wheeler Holdings Ltd. as of December 26, 2003 and March 26, 2004 and for the three month period ending March 26, 2004.

99.2	Condensed Consolidated Financial Statements for Foster Wheeler LLC as of December 26, 2003 and March 26, 2004 and for the three month period ending March 26, 2004.

99.3	Condensed Consolidated Financial Statements for Foster Wheeler International Holdings, Inc. and Subsidiaries as of December 26, 2003 and March 26, 2004 and for the three month period ending March 26, 2004.

99.4	Condensed Consolidated Financial Statements for Foster Wheeler International Corporation and Subsidiaries as of December 26, 2003 and March 26, 2004 and for the three month period ending March 26, 2004.

99.5	Condensed Consolidated Financial Statements for Foster Wheeler Europe Limited and Subsidiaries as of December 31, 2003 and March 31, 2004 and for the three month period ending March 31, 2004.

99.6	Condensed Consolidated Financial Statements for FW Netherlands C.V. and Subsidiaries as of December 31, 2003 and March 31, 2004 and for the three month period ending March 31, 2004.

99.7	Condensed Consolidated Financial Statements for Financial Services S.a.r.l. and Subsidiary as of December 31, 2003 and March 31, 2004 and for the three month period ending March 31, 2004.

99.8	Financial Statements for FW Hungary Licensing Limited Liability Company as of December 31, 2003 and March 31, 2004 and for the three month period ending March 31, 2004.